                                  ENDEAVOUR I
            GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                      ITT HARTFORD LIFE INSURANCE COMPANY

             SUPPLEMENT DATED SEPTEMBER 24, 1996 TO THE ENDEAVOUR I
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                         PROSPECTUS DATED JUNE 3, 1996

The subsection entitled "The Company" should read as follows:

                                  THE COMPANY

    ITT Hartford Life and Annuity Insurance Company ("ITT Hartford"), formerly ITT Life Insurance Corporation, was originally incorporated under the laws of Wisconsin on January 9, 1956. ITT Hartford was redomiciled to Connecticut on May 1, 1996. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York. The offices of ITT Hartford are located in Minneapolis, Minnesota; however, its mailing address is P.O. Box 5085, Hartford, Connecticut 06102-5085.

    ITT Hartford is a wholly owned subsidiary of Hartford Life Insurance Company. ITT Hartford is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

    ITT Hartford is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. ITT Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability.

    These ratings do not apply to the performance of the Separate Account. However, the Contractual obligations under this variable life insurance policy are the general corporate obligations of ITT Hartford. These ratings do apply to ITT Hartford's ability to meet its insurance obligations under the Policy.

    ITT Hartford is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of ITT Hartford for the preceding year and its financial condition on December 31 of such year.

    Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once in every four years. In addition, ITT Hartford is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies. ITT Hartford is also subject to various federal and state securities laws and regulations.

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